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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.   20549



                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  JULY 21, 1995

Date of Earliest Event:  JULY 18, 1995    Commission File:  No. 1-2960



                            NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                     72-1123385
     (State or other jurisdiction of      (I.R.S. Employer
     incorporation or organization)      Identification No.)



       3850 N. CAUSEWAY, SUITE 1770            70002
           METAIRIE, LOUISIANA               (Zip Code)
 (Address of principal executive offices)



                                (504) 838-8222
                        (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

          On July 18, 1995, Newpark Resources, Inc., a Delaware corporation ("Newpark"), Penhall Acquisition Corporation, a Delaware corporation and a newly-formed, wholly-owned subsidiary of Newpark ("Acquisition"), Penhall International, Inc., a privately-held California corporation ("Penhall"), and Roger C. Stull, the principal shareholder of Penhall, entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Acquisition will be merged with and into Penhall (the "Merger"). As a result of the Merger, Penhall will become a wholly-owned subsidiary of Newpark, and each outstanding share of Penhall Common Stock (other than shares held by shareholders who perfect their appraisal rights under California law) will be converted into the right to receive 9.229043 shares of Newpark Common Stock. Assuming the Merger is consummated and no Penhall shareholder perfects appraisal rights, the outstanding shares of Penhall Common Stock will be converted into an aggregate of 3,636,363 shares of Newpark Common Stock. The shares of Newpark Common Stock to be issued in connection with the Merger will not be registered under the Securities Act of 1933 but will be issued in reliance upon an exemption under the Securities Act of 1933 and applicable state securities laws.

          It is presently contemplated that the Merger will become effective as soon as practicable after the requisite approvals of the stockholders of Newpark and Penhall have been obtained and various conditions have been satisfied (or waived).

          For further information regarding the Merger Agreement, reference is made to the copy of such agreement filed as an Exhibit to this Report and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

1. Merger Agreement and Plan or Reorganization, dated July 18, 1995, among Newpark, Acquisiton, Penhall and Stull.

2.    Press Release issued by Newpark on July 18, 1995.
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



Dated:  July 21, 1995

                                         NEWPARK RESOURCES, INC.



                                         By: /s/ Matthew W. Hardey
                                            ------------------------------------
                                            Matthew W. Hardey, Vice President of
                                            Finance and Chief Financial Officer
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                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER                       DESCRIPTION                                PAGE
- ------                       -----------                            ------------

1. Merger Agreement and Plan or Reorganization, dated July 18, 1995, among Newpark, Acquisition,
              Penhall and Stull.

2.            Press Release issued by Newpark on July 18, 1995.
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